SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                                       (X)
Filed by a Party other than the Registrant                    (_)

Check the appropriate box:

(_)  Preliminary Proxy Statement

(_) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

(X)  Definitive Proxy Statement

(_)  Definitive Additional Materials

(_)  Soliciting Material under ss.240.14a -12


                            EMERGISOFT HOLDING, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No Fee Required

(_)  $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A

(_)  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title  of each  class of  securities  to  which  transaction  applies:
          ____________________________

     2)   Aggregate   number  of  securities  to  which   transaction   applies:
          _____________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:  ___________________

     5)   Total fee paid: _____________________________________________________


(_)  Fee paid previously by written preliminary materials

(_) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ________________________________________

     2)  Form Schedule or Registration Statement No.: ____________________

     3)  Filing Party: ___________________________________________________

     4)  Date Filed: _____________________________________________________

                                TABLE OF CONTENTS

                                                                        Page

Notice of Annual Meeting of Stockholders

Solicitation and Revocability of Proxies..................................1

Election of Directors (Item 1)............................................2

     Information Regarding Nominees.......................................2
     Compensation of Directors............................................5
     Directors' Meetings and Committees of the Board of Directors.........5
     Executive Officers...................................................6
     Executive Compensation...............................................7
     Security Ownership of Management and Certain Beneficial Holders.....10
     Section 16(a) Beneficial Ownership Reporting Compliance.............11
     Transactions with Management and Certain Stockholders...............11
     Audit Fees..........................................................11

Appointment of Auditors (Item 2).........................................12

Approval of 2001 Stock Incentive Plan and
2001 Non-Employee Director Stock Option Plan (Item 3)....................13

Other Matters (Item 4)...................................................19

Stockholder Proposals....................................................19

                            EMERGISOFT HOLDING, INC.

                                Arlington, Texas

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              Friday, June 21, 2002

To the Stockholders:

     The 2002 annual meeting of stockholders (the "Annual Meeting") of Emergisoft Holding, Inc., a Nevada corporation (the "Company") will be held on Friday, June 21, 2002, at 10:00 a.m. local time, at the Company's offices located at 2225 Avenue J, Arlington, Texas 76006, for the following purposes:

     (1) To elect seven directors to serve until the 2003 annual meeting of stockholders;

     (2) To ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending December 31, 2002;

     (3)  To  approve  the  Company's   2001  Stock   Incentive  Plan  and  2001
          Non-Employee Director Stock Option Plan; and

     (4) To transact such other business as may properly come before such meeting or any adjournment(s) thereof.

     The close of business on April 26, 2002, is the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

     You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK THAT YOU SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A SELF-ADDRESSED, POSTPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                 By order of the Board of Directors

                                 /s/ Dan Witte
                                 ---------------------------------------------
                                 Dan Witte
                                 Chairman of the Board,
                                 Chief Executive Officer and President


                                 May 14, 2002

                                 [LOGO OMITTED]

                            EMERGISOFT HOLDING, INC.
                                  2225 Avenue J
                             Arlington, Texas 76006
                                 (817) 633-6665

                                 PROXY STATEMENT

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting to be held on Friday, June 21, 2002, at 10:00 a.m. local time, at the Company's offices at 2225 Avenue J,
Arlington, Texas 76006, Texas, or at any adjournment(s) thereof. The solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") will be conducted primarily by mail. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone, or other forms of wire or facsimile communication. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock of the Company ("Common Stock").

     The costs of the solicitation will be borne by the Company. This proxy statement and the form of proxy will be first mailed to stockholders of the Company on or about May 6, 2002.

     The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

     At the close of business on April 26, 2002, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 10,954,854 shares of Common Stock, each share of which is entitled to one vote. Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

     The Company's annual report to stockholders for the year ended December 31, 2001, including financial statements, is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the proxy soliciting material.

                                     ITEM 1.
                              ELECTION OF DIRECTORS

     Under the Company's Bylaws the Board of Directors may consist of no fewer than one (1) director, the precise number being fixed by resolution adopted by the Board of Directors. The Board of Directors has fixed the number of directors at seven (7). Each director elected shall hold office until the annual meeting next after his or her election and until his or her successor is duly elected and qualified, or until his or her death or retirement or until he or she resigns or is removed as provided in the Bylaws. Under the Bylaws, a majority of the Board of Directors may fill vacancies and newly created directorships resulting from an increase in the authorized number of directors.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The following persons have been nominated to serve as directors until the 2003 meeting of stockholders or until their successors are elected and qualified: Kenna Bridgmon, Dr. Ron Hellstern, Jeff McCurdy, Jim Ross, Jason Sear, Cameron Ware and Dan Witte.

     A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect a director. Accordingly, abstentions and "broker non-votes" will have no effect on the outcome of the election of directors assuming a quorum is present or represented by proxy at the Annual Meeting. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors.

                         Information Regarding Nominees

     The following table sets forth information as of April 30, 2002 regarding the names, ages and principal occupations of the nominees for director positions to be filled at the annual meeting, other directorships in certain companies held by them and the date of their first service as a director of the Company. Each such person has continuously served as a director since the date of his or her first service. Additional information concerning each nominee follows the table.



Names                            Principal Occupation and Directorships                 Director Since         Age
-----                            --------------------------------------                 --------------         ---

Dan Witte                        Chairman of the Board,  President and Chief Executive  5/25/2001              50
                                 Officer of the Company, and Director

Kenna J. Bridgmon                Vice  President  of Client  Services  and Director of  5/25/2001              52
                                 the Company

Dr. Ron Hellstern                Vice  President  of Medical  Affairs and  Director of  5/25/2001              59
                                 the Company

Jeff McCurdy                     Attorney  in Private  Practice  and  Director  of the  8/29/2001              29
                                 Company

Jim Ross                         Attorney  in Private  Practice  and  Director  of the  11/2/2001              41
                                 Company

Jason Sear                       Financial   Manager  of  Berlwood   Five,   Ltd.  and  5/25/2001              34
                                 Director of the Company

Cameron Ware                     Vice  President  of Neoris,  USA and  Director of the  5/25/2001              42
                                 Company



     Each of the nominees and directors has been engaged in the principal occupation set forth opposite his name for at least the past five years except as described below.

     DAN WITTE has served as the Chairman of the Board, Chief Executive Officer and President of Emergisoft since November 2001. Prior to that time, he served as Chief Operating Officer of Emergisoft since June of 2000, and Vice President-Finance and Chief Financial Officer since June of 1998. He joined the Emergisoft Board of Directors in June of 2000. Mr. Witte is an accomplished CPA with over 26 years experience in public and private practice. He began his career with Ernst & Young LLP and directed audit engagements for publicly and privately owned companies with revenues ranging from $30 million to over $1 billion annually. Mr. Witte has been involved with annual and quarterly filings with the Securities and Exchange Commission for both New York and American Stock Exchange companies, as well as reports in connection with various filings for public debt and stock offerings. Additionally, he has provided management, advisory, financial, tax and consulting services to various private companies involved in manufacturing, real estate, management, and medical services. Mr. Witte is a member of the Fort Worth Chapter of the Texas Society of Certified Public Accountants and American Institute of Certified Public Accountants.

     Mr. Witte served as President and CEO of D. R. Professional Services, Inc. from 1988 to 1998. From 1975 to 1987 Mr. Witte was employed by Ernst & Young LLP as a Senior Manager. Mr. Witte graduated from the University of Texas at Arlington in December of 1975. He attended Texas A&M University in 1971 and 1972 on a baseball scholarship.

     KENNA J. BRIDGMON is one of the founders of Emergisoft and has overseen all aspects of the clinical content and design of Emergisoft's product since the inception of the product in 1989. She has over thirty years of experience in healthcare, with twenty-five of those in the healthcare information systems environment. Prior to starting Emergisoft, Ms. Bridgmon was the director of Client Services for Continental Healthcare Systems, Inc., the leading provider of hospital pharmacy and materials management systems. Form 1985 to 1992, Ms. Bridgmon served as an independent healthcare consultant handling project management, system evaluations and recommendations for various hospitals and healthcare facilities. From 1984 to 1985, Continental Healthcare employed Ms. Bridgmon as the Director of Client Services. From 1979 to 1984, Ms. Bridgmon was the Director of Clinical Systems for Jewish Hospital in St. Louis, responsible for all computerization of patient care information systems. From 1975 to 1979, Ms Bridgmon served as Senior Clinic Installer or Technicon Data Systems.

     DR. RON HELLSTERN is our Vice President overseeing Medical Affairs. He is currently Chairman of Medical Edge Healthcare Group, Inc., a principal and president of Medical Practice Productivity Consultants, Executive / Medical Director of Metrocrest Medical Services Inc., and is a member of the Faculty for the American College of Emergency Physicians. Dr. Hellstern served as CEO for Metroplex Emergency Physicians Associates, P.A. from 1978 to 1997; President, Medtrust Healthcare Services, Inc. from 1988 to 1996; and Chairman of the Department of Emergency Medicine, RHD and Trinity Medical Centers from 1979 to 1989. Dr. Hellstern has held a number of additional directorships in the health industry.

     JEFF MCCURDY is a Founding Partner of Berlwood Five, Ltd. He graduated from Texas Christian University with a Bachelor's of Science in 1997 and earned his Doctorate of Jurisprudence from Texas Wesleyan University in 2001. Mr. McCurdy is currently a partner in the law firm of McCurdy & McCurdy. Mr. McCurdy is active in a number of other investments and is a resident of North Texas.

     JIM ROSS is a former Marine with nearly 13 years of law enforcement experience at the local and federal levels. He is currently a personal injury attorney in private practice in Arlington, Texas. He earned a Bachelor Degree from Dallas Baptist University; Juris Doctor Degree from Texas Wesleyan University School of Law in 2001. He is a member of the American Bar Association, American Trial Lawyers Association, Texas Trial Lawyers Association, College of the Texas State Bar and Tarrant County Bar Association.

     JASON SEAR a partner of Berlwood Five, Ltd., is involved in several local and nationwide business enterprises as an investor and executive team member. Educated in economics at the University of St. Thomas, Mr. Sear sits on several boards and oversees the financial management of a variety of partnerships and corporations, primarily related to real estate investment, corporate development and business finance.

     CAMERON WARE began his career as an engineer at General Dynamics. Several years later, he left the aerospace industry to pursue an interest in software customization. Mr. Ware realized a unique opportunity existed in applying engineering principles and skills to solve business problems, which led him and his co-founders, Wendy Ware and James Nikirk, to establish InfoSphere Incorporated in 1994. Cameron was the President of InfoSphere from 1994 to December 2001. At that time, as a result of a merger of InfoSphere, he became Vice President of Neoris, USA. Mr. Ware is a graduate of the University of Texas at Arlington with a B.S. in Mechanical Engineering.

                            Compensation of Directors

     Directors receive no cash remuneration for serving on the Board of Directors of the Company. Pursuant to the Company's 2001 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), directors of the Company who are not officers or employees of the Company or any of its subsidiaries ("Nonemployee Directors"), who are serving as a Director on January 1 of each year, beginning January 1, 2002 will automatically be granted a nonqualified stock option to purchase 2,500 shares of Common Stock. Non-employee directors first elected or appointed to the Board on or after January 1, 2002 will automatically be granted a non-qualified stock option to purchase 12,500 shares of Common Stock upon the date of such election or appointment. Each option will have an exercise price equal to the fair market value of the Common Stock on the date of grant. The exercise price may be paid in cash, in shares of Common Stock (valued at fair market value at the date of exercise), or by a combination of such means of payment. Generally, the fair market value of a share of Common Stock on a particular date is equal to the mean between the closing high bid and low asked quotations for the trading day on the NASDAQ or prior to the date of grant. Effective as of the date of the Company's 2001 Annual Meeting of Stockholders, each of Messrs. Sear, McCurdy, Ross and Ware were granted an option to purchase 5,000 shares of Common Stock at an exercise price of $2.90 per share pursuant to the Directors' Plan.

     Except upon the occurrence of a "change of control" (as defined in the Directors' Plan), all options granted under the Directors' Plan have a maximum term of ten years and those granted on January 1, 2002 will vest one year from date of grant and those granted thereafter will vest in five equal annual installments beginning on the first anniversary of the date of grant. Upon the occurrence of a "change of control," each option will be exercisable in full.

          Directors' Meetings and Committees of the Board of Directors

     The Board of Directors held six meetings and took action by written consent seven times during 2001. Each director attended at least 75% of the aggregate total meetings of the Board of Directors and any committee on which such director served. The Company has the following standing committees:

Finance Committee

     The Finance Committee, which currently consists of Messrs. Sear and Witte met five (5) times during 2001 but did take action by unanimous written consent on one occasion. The Finance Committee's principal functions are (i) to monitor the financial position of the Company on a regular, frequent and consistent basis, in particular the Company's working capital position and capitalization requirements; (ii) to consider, develop and recommend to the Board, when appropriate, strategies for obtaining working capital and additional capitalization; (iii) explore strategic alliances with third parties providing financial, in addition to operational, assistance; and (v) to retain such legal counsel, investment advisors and experts as it may believe necessary to the performance of their duties hereunder.

Special Committee

     The Special Committee, which currently consists of Messrs. Sear and Ware did not take any action during 2001. Its principal functions are to negotiate the terms of an employment agreement with the Company's President and Chief Executive Officer; (ii) consider the need for, and, if considered necessary, recommend candidates to fill positions as, additional officers of the Company;
(iii) negotiate the terms of an employment agreement for any individual employed by the Company as an additional officer; and (iv) retain such legal counsel as it may believe necessary to the performance of its duties hereunder.

                               Executive Officers

     The following information is provided with respect to the current executive officers of the Company.

Name                   Age        Position(s) Held with the Company
----                   ---        ---------------------------------

Executive Officers
------------------

Dan Witte              50       Chairman of the Board, President,
                                Chief Executive Officer and Director

James Williams         48       Chief Information Officer and
                                Chief Technology Officer

Ron Hellstern          59       Vice President of Medical Affairs

Joe S. Eppes           60       Vice President of Administration and Secretary


     JOE S. EPPES is our Vice President of Administration. He has been an active officer of Emergisoft for over ten years. His experience in management, marketing and sales has been invaluable in developing and maintaining the infrastructure of Emergisoft. Through constant evaluation and recommendations, he has remained a significant contributor in various positions within Emergisoft, including Human Resources, hospital evaluations and investor-relations and has the distinction of making the first sale of Emergisoft's product.

     Mr. Eppes was the founder of Tarver & Eppes, Inc., a multi-office real estate company in the Dallas-Fort Worth area. As a commercial real estate broker/investor, Mr. Eppes was responsible for several developments, such as the 900-acre Walnut Creek Addition and Country Club in Mansfield, Texas. The Western Company of North America (Eddie Chiles) selected Mr. Eppes to oversee their nationwide expansion of sites and facilities (1979-1985). He was responsible for an annual budget of $10 million. His involvement with Mr. Chiles led to many interesting projects and assignments, several involving the Texas Rangers Baseball Club.

     JAMES WILLIAMS joined Emergisoft as the Chief Information Officer and Chief Technology Officer at the end of February 2001. He has a wealth of experiences in the healthcare and technology industries, where he has held senior management and executive positions. Prior to joining Emergisoft, he was president, Strategic Alliances Group, at BTrade.com. His group responsibilities included OEM alliance business development in the healthcare, energy utilities, EAI, and government industry sectors for security and data transformation enablement for other software manufacturers in the B2B world.

     Mr. Williams is responsible for both the internal and external technology direction of Emergisoft. These areas include software development, the internal infrastructure, the technology support strategies and all technologies used by Emergisoft for product design and software and hardware support. He will assist the management team in the analysis of the acquisition of new technology organizations and in the selection of appropriate organizations with whom to create strategic alliances.

     Mr. Williams has extensive experience in healthcare as the Chief Operating Officer in five different hospitals where he was also responsible for information systems security. At Perot Systems his expertise was tapped for numerous software projects. Mr. Williams is a graduate of Slippery Rock University, Georgetown University and Yale University, having received degrees in both technology and business management. He has also continued his military education and most recently was a member of the U.S. Army War College Class of 2000. He has and continues to serve the United States Marine Corps in the reserves as a Colonel with 27 total years of active and reserve service.

                             Executive Compensation

     The following Summary Compensation Table sets forth the compensation that the Company's Chairman of the Board, Chief Executive Officer and President earned for services rendered in all capacities to the Company during the year ended December 31, 2001 and the Company's two most highly-compensated executive officers other than the Chief Executive Officer. No other executive officer currently employed by the Company received salary and bonus in excess of $100,000 during 2001.


                                                                                 Long Term Compensation
                                                 Annual Compensation                    Awards
                                        ------------------------------------   -------------------------
        Name and Principal                                      Other Annual   Restricted     Securities
             Position                                  Bonus    Compensation     Stock        Underlying

                                 Year   Salary ($)      ($)         ($)        Awards ($)     Options (#)
                                 ----   ----------    --------  ------------   ----------     -----------
Richard Manley (1)               2001      272,194        -           -            -              -
Chairman of the Board,
Chief Executive Officer and
President

Dan Witte (2)                    2001      159,375        -           -            -              -
Chairman of the Board,
Chief Executive Officer and
President

Ron Hellstern (3)                2001      150,750        -           -            -              -
Vice President - Medical
Affairs

James Williams (4)               2001      114,765        -           -            -             7,500
Chief Information Officer and
Chief Technology Officer


     -----------------

(1) Richard Manley was elected Chief Executive Office and President of Emergisoft Holding, Inc., a Delaware corporation ("Emergisoft") on October 6, 2000, and Chairman of the Board of Emergisoft on November 10, 2000 and served in this capacity for the Company until his resignation on November 9, 2001.

(2) Dan Witte was elected Chief Executive Officer and President of the Company in November 2001. Mr. Witte has previously served as Vice President - Finance and Chief Financial Officer of the Company and Emergisoft since June 5, 1998. Mr. Witte also served as Chief Operating Officer of Emergisoft since August 24, 2000.

(3) Ron Hellstern was elected Vice President - Medical Affairs of Emergisoft on October 6, 2000 and became the Vice President-Medical Affairs of the Company on May 25, 2001.

(4) James Williams was elected Chief Information Officer and Chief Technology Officer of Emergisoft on February 28, 2001.

Stock Incentive Plan

     The Company's 2001 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors on December 19, 2001 subject to stockholder approval (see
Item 3). The Plan authorizes the Committee to award incentive stock options, non-qualified stock options, stock appreciation rights, and retention stock awards for up to 900,000 shares of Common Stock to key employees of the Company. Options generally have ten-year terms, with exercise restrictions that lapse over a five-year period intended to provide an opportunity for directors, officers, key employees, and consultants of the Company to acquire shares of common stock or to receive compensation which is based upon appreciation in the value of the Company's common stock to aid the Company in retaining and obtaining key personnel of outstanding ability.

Stock Options Granted in 2001

     The following table contains information concerning stock option grants by the Company made to the executive officers named in the Summary Compensation Table appearing above during the fiscal year ended December 31, 2001. No stock appreciation rights were granted to individuals during 2001. Each option has a maximum term of either 5 or 10 years, as indicated, subject to earlier termination in the event of the option holder's cessation of employment with us. Pursuant to a Merger Agreement by and between Pierce International, Inc., EMR Acquisition Company and Emergisoft Holding, Inc. (Delaware), the Company assumed all of the options granted by Emergisoft and they now represent options to acquire shares of the Common Stock.

                       Number of   % of Total
                      Securities    Options
                      Underlying   Granted to   Exercise
                        Options    Employees    Price per   Expiration
          Name          Granted    In 2001(1)   Share ($)      Date
          ----        ---------    ----------   ---------   ----------

Richard Manley(2)                      -            -            -

Dan Witte(2)                           -            -            -

Ron Hellstern(2)           -           -            -            -

James Williams (3)       7,500        35%         $0.64        03/31/11


-----------------------

(1)  The aggregate number of options granted to employees in 2001 was 21,219.

(2)  This officer was not granted any stock options in 2001.

(3) On March 31, 2001, James Williams was granted an option to purchase 7,500 shares. The options vest as to one-third of the option shares on each of March 31, 2002, March 31, 2003 and March 31, 2004.

Stock Option Exercises and Fiscal Year-End Values

     The following table contains certain information concerning the value of unexercised options at December 31, 2001.


      Name           Shares         Value       Number of Securities Underlying          Value of Unexercised
                                                          Unexercised                        In-The-Money
                   acquired on                      Options/SARs at Fiscal              Options/SARs at Fiscal
                    Exercise       Realized            Year-End (#) (a)                    Year-End ($) (b)
                       (#)           ($)           Exercisable/Unexercisable          Exercisable/Unexercisable
                       ---           ---           -------------------------          -------------------------
Dan Witte               0             0                  57,500/12,500                      32,000/20,000

Ron Hellstern           0             0                  52,500/25,000                       42,000/0

James Williams          0             0                       0/7,500                            0/0


(a) The options are retroactively adjusted for a 20-for-1 reverse stock split effective March 31, 2002.

(b) The fair market value of the options for the year ended December 31, 2001 was $2.80.

         Security Ownership of Certain Beneficial Owners and Management

     The  following  table  sets  forth  below  certain  information   regarding
beneficial ownership of Common Stock as of April 26, 2002 (unless otherwise indicated) by (i) each person known by the Company to own beneficially five percent or more of its outstanding Common stock, (ii) the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers, (iii) each of the Company's directors and (iv) all executive officers and directors of the Company as a group.


                                                                               Beneficial Share Ownership
                            Directors                                   Number of Shares          Percent of Class
Dan Witte(1)                                                                 73,125                     .66%

Ron Hellstern(2)                                                             180,130                   1.62%

Kenna Bridgmon(3)                                                            99,063                     .90%

Jeff McCurdy                                                                    -                        -

Jim Ross                                                                        -                        -

Jason Sear                                                                      -                        -

Cameron Ware                                                                    -                        -

                Executive Officers Not Named Above


Joe Eppes(4)                                                                 27,063                     .25%

James Williams(5)                                                             2,500                    0.23%

Directors and executive officers as a group                                  381,881                   3.40%

              Holders of 5% or More Not Named Above


Berlwood Five, Ltd. (6)                                                     9,438,378                  84.99%
1201 North Watson Road, Suite 100
Arlington, Texas  76006

Berlwood Three, L.L.C. (6)                                                  9,438,378                  84.99%
1201 North Watson Road, Suite 100
Arlington, Texas  76006


---------------

(1)  Includes 70,000 shares of Common Stock issuable upon exercise of options.

(2)  Includes 177,500 shares of Common Stock issuable upon exercise of options.

(3) Includes 51,250 shares issued to the Benjamin George Bridgmon 1999 Trust. Kenna Bridgmon is a control person of the Benjamin George Bridgmon 1999 Trust.

(4)  Includes 21,438 shares of Common Stock issuable upon exercise of options.

(5)  Includes 2,500 shares of Common Stock issuable upon exercise of options.

(6)  Includes 150,000 shares of Common Stock issuable upon exercise of warrants.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Compliance with Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company during, and with respect to, fiscal 2001, the Company believes that during fiscal 2001 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were in compliance with section 16(a) with the exception of three transactions. On February 15, 2000, Berlwood Five Ltd. purchased 75,000,000 shares of Common Stock and filed the applicable Form 4 one day late. In June 2001, Ash Huzenlaub, a former director of the Company, gifted certain shares of Common Stock and did not file the applicable Form 4 until September 10, 2001. In February 2002, Cameron Ware was no longer a control person of InfoSphere Incorporated, and he filed a Form 4 on March 11, 2001 to reflect this change.

              Transactions with Management and Certain Stockholders

     There were no transactions entered into between the Company and certain of its officers, directors and stockholders and their affiliates for the year ended December 31, 2001.

                                   Audit Fees

     Audit Fees.

     The aggregate fees for professional services rendered by Ernst & Young LLP in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2001 fiscal year was approximately $100,000.

     All Other Fees.

     The aggregate fees for all other services rendered by Ernst & Young LLP in the 2001 fiscal year were approximately $75,000 and can be sub-categorized as follows:

..    Attestation  Fees. The aggregate fees for attestation  services rendered by
     Ernst & Young LLP for matters such as comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans, agreed-upon procedures, due diligence pertaining to acquisitions and consultation on accounting standards or transactions was approximately $75,000.

..    Other Fees. The aggregate fees for all other services, such as consultation related to tax planning and compliance, improving business and operational processes and regulatory matters, rendered by Ernst & Young LLP in the 2001 fiscal year was approximately $0.

     The  Board  of  Directors  has   considered   whether  the   provisions  of
audit-related, tax related and nonaudit fees, which are described above, is compatible with maintaining the accountants' independence.

                                     ITEM 2.

                             APPOINTMENT OF AUDITORS

     The Board of Directors appointed Ernst & Young LLP, independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2002. The Company is advised that no member of Ernst & Young LLP has any direct or material indirect financial interest in the Company or, during the past three years, has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Ratification of this appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law, an abstention would have the same effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved.

     The Board of Directors recommends that stockholders vote "FOR" ratification of this appointment.

     In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, and will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

                                     ITEM 3.

                      APPROVAL OF 2001 STOCK INCENTIVE PLAN

                AND 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     On December 19, 2001, the Board of Directors adopted the 2001 Stock Incentive Plan ("2001 Plan") and the 2001 Non-Employee Director Stock Option Plan ("2001 Director Plan"), subject to stockholder approval at the 2002 Annual Meeting. The following general descriptions of the material features of the 2001 Plan and 2001 Director Plan are qualified in its entirety by reference to the entire documents filed as Exhibits A and B hereto.

2001 Stock Incentive Plan

Purpose

     The 2001 Plan is intended to provide an opportunity for directors, officers, key employees, and consultants of the Company to acquire shares of the Common Stock or to receive compensation which is based upon appreciation in the value of the Common Stock to aid the Company in retaining and obtaining key personnel of outstanding ability. Pursuant to the terms of the 2001 Plan, 900,000 shares of the Common Stock have been reserved for grant.

Administration

     The 2001 Plan will be administered by the Board of Directors or a Committee appointed by the Board of Directors. The Committee will have full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 2001 Plan.

Eligibility

     Directors, officers, key employees and consultants of the Company or a subsidiary of which the Company owns a majority of the outstanding shares of voting stock or voting interest, will be eligible to receive grants under the 2001 Plan; provided, however, that incentive stock options may only be granted to employees of such entities. Approximately 25 individuals would currently qualify to participate in the 2001 Plan. The Board of Directors has made no determination as to which of the directors, executive officers or other eligible employees or managers of the Company, its subsidiaries and affiliates will receive grants under the 2001 Plan.

Stock Options

     The 2001 Plan will permit the granting of incentive stock options ("ISO's") and non-qualified options ("NQO's") (collectively "Options"). To qualify as ISO's, options must meet additional federal income tax requirements, including a limitation that the aggregate fair market value of ISO's that first become exercisable by an optionee during any calendar year may not exceed $100,000. Further, ISO's cannot be granted to any owner of 10% or more of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless the ISO's (i) have an exercise price of 110% of the fair market value of the Common Stock on the date of grant, and (ii) may not be exercised more than five years from the date of grant thereof.

     An Option entitles the grantee to purchase a number of shares of Common Stock at a price ("Exercise Price"), which will be not less than 100% of the fair market value of a share of Common Stock on the date the Option is granted. The Exercise Price must be paid in full with cash or, unless otherwise provided by the award agreement, by delivery of previously owned Common Stock or Common Stock being acquired pursuant to such exercise, valued at its fair market value on the exercise date.

     The term of each Option will be fixed by the Committee but may not exceed ten years from the date of grant. The Committee will determine at which time or times each Option may be exercised. Options will be evidenced by option agreements, the terms and provisions of which may differ. No Option shall be transferable by the optionee other than by will or by the laws of descent or distribution, unless the Committee authorizes all or a portion of the Option to be granted to immediate family members or to an entity involving immediate family members, subject to certain restrictions.

     In the event of termination of employment by reason of death, an NQO may thereafter be exercised by the optionee's estate, or by such person who acquires the right to exercise such Option by inheritance, bequest or by reason of such optionee's death (to the extent it was then exercisable) for one year after such death.

     In the event of termination of employment by reason of permanent disability, an NQO may thereafter be exercised (to the extent it was then exercisable) within one year after such termination. An ISO shall expire, unless exercised, one year after the date that the optionee is terminated due to the determination by the Company that the optionee is disabled.

     In the event of termination of employment by reason other than death or disability of the optionee, ISO's and NQO's terminate, unless exercised, three months after such termination. In the case of willful or gross misconduct on the part of the optionee as determined by the Company, both ISO's and NQO's shall expire immediately upon the receipt by the optionee of notice of termination.

Stock Appreciation Right

     A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of (1) the Fair Market Value of a specified number of shares of the Stock at the time of exercise over (2) a specified price which shall be not less than the Option exercise price for that number of shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right not less than one hundred percent (100%) of the Fair Market Value of that number of shares of Stock at the time the Stock Appreciation Right was granted. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

     Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

     Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock
Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.

     A Stock Appreciation Right shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.

Restricted Stock

     The Committee may award shares of common stock ("Restricted Stock") to any person eligible to participate in the 2001 Plan. At the time of the grant of such Restricted Stock, a certificate representing the shares shall be registered in the name of the recipient, but shall be held by the Company for the employee's account. The employee shall have the beneficial ownership of the stock including the right to vote and, unless the Committee decides otherwise, the right to receive dividends. In addition to any other restrictions the Committee may place on Restricted Stock, the Committee may, in its discretion, provide that Restricted Stock shall vest upon the passing of a restriction period and the satisfaction of certain vesting conditions as determined by the Committee. The Committee may require a cash payment from the participant in an amount no greater than the aggregate Fair Market Value of the shares of stock awarded determined at the date of grant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment. Restricted Stock may, in the Committee's discretion, be subject to forfeiture, in whole or in part, in the event that vesting conditions established by the Committee are not met.

2001 Non-Employee Director Stock Option

Purpose

     The 2001 Director Plan is intended as an incentive to retain independent directors on the Board of Directors of the Company, persons of training, experience and ability, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company.

Eligibility

     Directors of the Company who are not full time employees or officers of the Company or a subsidiary of the Company will be eligible to receive grants under the 2001 Director Plan.

Stock Options

     Pursuant to the 2001 Director Plan, directors of the Company who are not officers or employees of the Company or any of its subsidiaries ("Nonemployee Directors"), who are serving as a Director on January 1 of each year, beginning January 1, 2002 will automatically be granted a nonqualified stock option to purchase 2,500 shares of the Common Stock. Non-employee directors first elected or appointed to the Board on or after January 1, 2002 shall automatically be granted a non-qualified stock option to purchase 12,500 shares of the Common Stock upon the date of such election or appointment. Each option will have an exercise price equal to the fair market value of the Common Stock on the date of grant. The exercise price may be paid in cash, in shares of Common Stock (valued at fair market value at the date of exercise), or by a combination of such means of payment. Generally, the fair market value of a share of Common Stock on a particular date is equal to the mean between the closing high bid and low asked quotations for the trading day on the NASDAQ or prior to the date of grant.

     Except upon the occurrence of a change of control (as defined in the Director Plan), all options granted under the Director Plan have a maximum term of ten years and those granted on January 1, 2002 will vest one year from date of grant and those granted thereafter will vest in five equal annual installments beginning on the first anniversary of the date of grant. Upon the occurrence of a "change of control," each option will be exercisable in full.

Taxation of ISO's

     No taxable income will be realized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to an optionee pursuant to the exercise of an ISO and if no disposition of such shares is made within two years after the date of grant or within one year after the transfer of such shares to such optionee, then, upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss and no deduction will be allowed to the Company for federal income tax purposes. If no disqualifying disposition is made in the year of exercise, the exercise of an ISO will give rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee will realize ordinary income in the year of such disqualifying disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price thereof and the Company in general will be entitled to deduct such amount. Any additional gain realized by the participant will be taxed as a short-term or long-term capital gain, depending on how long the shares have been held, and will not result in any deduction by the Company.

     If an ISO ceases to qualify as an ISO for any reason, the option will be treated as an NQO. Subject to certain exceptions for disability or death, an ISO generally will not be eligible for the tax treatment described above if it is exercised more than three months following the termination of employment.

Taxation of Non-Qualified Options

     No income will be realized by an optionee at the time an NQO is granted. Ordinary income will be realized by the optionee upon exercise in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price (the amount paid for the shares) and the Company in general will be entitled to a tax deduction in same amount. At disposition, appreciation (or depreciation) after the date of exercise will be treated as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Taxation of Common Stock Used to Exercise Options

     Shares of Common Stock delivered to pay for shares of Common Stock purchased on the exercise of an ISO or an NQO will be valued at the fair market value at the date of exercise. Unless the delivery of shares constitutes a disqualifying disposition of shares acquired upon exercise of an ISO, no taxable gain or loss will be realized on the surrender of such shares. For federal income tax purposes, the optionee receives the same tax basis and holding period in a number of the new shares equal to the number of old shares exchanged. The optionee will also receive a tax basis in the additional shares equal to zero in the case of an ISO or equal to their fair market value at the date of exercise in the case of an NQO and a new holding period in either case.

Taxation of Stock Appreciation Rights

     The recipient of a SAR is not subject to tax upon grant of the SAR. The employee will recognize compensation income when payment for the SAR is received by the employee. The Company is not entitled to a deduction on the date of grant, but may claim a deduction in the year the employee includes the payment of the SAR in their income. Additionally, the Company must satisfy income and employment tax withholding obligations relevant to the payment of the SAR.

Taxation of Restricted Stock

     A recipient of Restricted Stock generally will recognize ordinary income equal to the fair market value of the Common Stock at the time the Common Stock is no longer subject to forfeiture less any amount paid for such stock. However, a recipient who makes an election under Section 83(b) of the Code, within thirty days of issuance of the Restricted Stock, will recognize ordinary income on the date of issuance equal to the fair market value of the Restricted Stock at that time less any amount paid for such stock. The recipient will receive a tax basis in the Restricted Stock equal to their fair market value at the time income is recognized. If the Restricted Stock subject to such election is forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited Restricted Stock. Upon sale of the shares after the forfeiture period has expired, any gain or loss will be short-term or long-term capital gain or loss depending upon the length of his holding period, which begins when the restriction expires (or upon the earlier issuance of the Restricted Stock, if the recipient elected immediate recognition of income under
Section 83(b)). The Company must withhold income taxes and in general will be entitled to a deduction equal to the ordinary income recognized by the recipient.

Amendment

     The Committee is permitted to amend the 2001 Plan in response to changes in securities or other laws or to comply with stock exchange rules or requirements. The 2001 Plan may be terminated, modified or amended by the Committee, but without stockholder approval, the Committee may not increase the number of shares of Common Stock which may be issued under the Plan or to any individual (except for changes in capital structure) or change the employees or class of employees eligible to participate in the 2001 Plan. No termination, modification or amendment shall adversely affect any outstanding grants without the holder's consent.

Changes in Capital Structure

     The 2001 Plan provides that the Board of Directors, upon recommendation from the Committee, may make such equitable adjustments as it may deem appropriate in the number and kind of shares authorized by the 2001 Plan, in the option price of outstanding Options, and in the number and kind of shares or other securities or property subject to Options or covered by outstanding grants of SAR's or Restricted Stock.

Board Recommendation

     The Board of Directors believes that it would be in the Company's best interest to adopt the 2001 Plan and 2001 Director Plan in order to strengthen the Company's ability to reward performance which enhances long term stockholder value, to increase employee stock ownership through performance based compensation plans, and to strengthen the Company's ability to attract and retain an outstanding employee and executive team.

     The affirmative vote of the holders of a majority of the votes of shares of Common Stock represented and entitled to vote at the Annual Meeting is required to ratify the adoption of the 2001 Plan and 2001 Director Plan. Under Nevada law, an abstention would have the same effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved.

     The Board of Directors recommends that the stockholders vote FOR the proposal to ratify the adoption of the Emergisoft Holding, Inc. 2001 Incentive Plan and the Emergisoft Holding, Inc. 2001 Non-Employee Director Stock Option Plan.

                                     ITEM 4.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters that are to be presented for action at the Annual meeting. However, if any other matters properly come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                              STOCKHOLDER PROPOSALS

     Any stockholder who wishes to submit a proposal for inclusion in the proxy material and for presentation at the Company's 2002 Annual Meeting of Stockholders must forward such proposal to the Secretary of the Company at the address indicated on the second page of this proxy statement, so that the Secretary receives it no later than May 30, 2002.

                           By Order of the Board of Directors


                           /s/ Dan Witte
                           ---------------------------------------------
                           Dan Witte
                           Chairman of the Board,
                           Chief Executive Officer and President


                           May 14, 2002

                                     PROXY

                            EMERGISOFT HOLDING, INC.
                                  2225 AVENUE J
                             ARLINGTON, TEXAS 76006

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                 EMERGISOFT HOLDING, INC. FOR THE ANNUAL MEETING
                        OF STOCKHOLDERS ON JUNE 21, 2002

     The undersigned hereby appoints Joe S. Eppes and James Williams and each of them as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to vote all shares of Emergisoft Holding, Inc. Common Stock which the undersigned may be entitled to vote at the annual meeting of stockholders to be held at 10:00 a.m. on Friday, June 21, 2002 at 2225 Avenue J, Arlington, Texas , at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED HEREIN. AS TO SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES LISTED HEREON ACCORDING TO THEIR DISCRETION.

         Please mark your votes as indicated in this example: /X/



 PROPOSAL 1:       ELECTION OF DIRECTORS

 /   /    FOR all nominees                   /   /    WITHHOLD AUTHORITY
          listed to the right                         to vote for all nominees
          (except as marked to                        listed to the right
          contrary)


 Nominees:

          Kenna Bridgmon                     Jason Sear

          Ron Hellstern                      Cameron Ware

          Jeff McCurdy                       Dan Witte

          Jim Ross


 INSTRUCTION:  To  withhold  authority  to vote  for any  individual nominee  or nominees strike through the nominee's name above.

 PROPOSAL 2:  APPOINTMENT  OF ERNST & YOUNG LLP AS INDEPENDENT CERTIFIED  PUBLIC
              ACCOUNTS FOR THE COMPANY



 /   /   FOR               /   /    AGAINST           /   /    ABSTAIN





 PROPOSAL 3:  APPROVAL OF THE 2001 STOCK  INCENTIVE  PLAN AND 2001  NON-EMPLOYEE
              DIRECTOR STOCK OPTION PLAN



 /   /    FOR               /   /    AGAINST           /   /   ABSTAIN





     Please check the following box if you plan to attend the annual meeting of stockholders in person. / /



     ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3,AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

Dated:  _____________________, 2002            ______________________________
                                               Signature


                                               ______________________________
                                               Signature

     PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN SIGNING AS ATTORNEY-IN FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN. IF A CORPORATION, SIGN IN CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

     PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

                                    EXHIBIT A

                            EMERGISOFT HOLDING, INC.

                             (a Nevada corporation)

                            2001 STOCK INCENTIVE PLAN






















                                                           December 19, 2001

                                TABLE OF CONTENTS

Paragraph                           Heading                             Page

SECTION 1     DEFINITIONS................................................1
         1.1     Definitions.............................................1

SECTION 2     THE STOCK INCENTIVE PLAN...................................3
         2.1      The Purpose of the Plan................................3
         2.2      Stock Subject to the Plan..............................3
         2.3      Administration of the Plan.............................3
         2.4      Eligibility and Limits.................................4

SECTION 3     TERMS OF STOCK INCENTIVES..................................4
         3.1      Terms and Conditions of All Stock Incentives...........4
         3.2      Terms and Conditions of Options........................4
              (a) Option Price...........................................5
              (b) Option Term............................................5
              (c) Payment  5
              (d) Conditions to Exercise of an Option....................5
              (e) Nontransferability of Options..........................6
              (f) Termination of Incentive Stock Option..................6
              (g) Special Provisions for Certain Substitute Options......6
         3.3      Terms and Conditions of Stock Appreciation Rights......6
              (a) Payment  7
              (b) Conditions to Exercise.................................7
              (c) Nontransferability of Stock Appreciation Right.........7
         3.4      Terms and Conditions of Restricted Stock Awards........7

SECTION 4     GENERAL PROVISIONS.........................................7
         4.1  Withholding................................................7
         4.2  Changes in Capitalization; Merger; Liquidation.............7
         4.3  Cash Awards................................................8
         4.4  Compliance with Code.......................................9
         4.5  Right to Terminate Employment..............................9
         4.6  Restrictions on Delivery and Sale of Shares; Legends.......9
         4.7  Termination and Amendment of the Plan......................9
         4.8  Stockholder Approval.......................................9
         4.9  Effective Date of Plan....................................10

                            EMERGISOFT HOLDING, INC.

                            2001 STOCK INCENTIVE PLAN

                              SECTION 1 DEFINITIONS

     1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a) "Board of Directors" means the board of directors of the Company.

          (b) "Change in Control" means the consummation of a (1) dissolution or liquidation of the Company, (2) merger of the Company into another corporation, or any consolidation, share exchange, combination, reorganization, or like transaction in which the Company is not the survivor, or its stockholders immediately prior to the transaction are not in control of the survivor following such transaction, (3) sale or transfer (other than as security for the Company's obligations) of at least a majority of the assets of the Company or (4) sale or transfer of 50% or more of the issued and outstanding Stock by the holders thereof in a single transaction or in a series of related transactions.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the committee appointed by the Board of Directors to administer the Plan or, in the absence of appointment of such committee, the Board of Directors.

          (e) "Company" means Emergisoft Holding, Inc., a Nevada corporation.


          (f) "Disability" means (1) the inability of Participant to perform the duties of Participant's employment due to physical or emotional incapacity or illness, where such inability is expected to be of long-continued and indefinite duration or (2) Participant shall be entitled to (i) disability retirement benefits under the federal Social Security Act or (ii) recover benefits under any long-term disability plan or policy maintained by the Company. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

          (g) "Fair Market Value" means fair market value of a share of Stock (on a fully diluted basis) as determined by the Board of Directors. In making such determination, the Board of Directors may take into account factors that it, in good faith, deems relevant to such valuation, including the absence of a trading market, the minority status of the Stock, and such other facts and circumstances deemed by the Board of Directors to be material to the value of the Stock in the hands of the Participant; provided, however, for purposes of determining the Option price per share for an Incentive Stock Option, Fair Market Value shall be determined by the Board of Directors without regard to any restriction other than a restriction which, by its terms, will never lapse. The Fair Market Value as determined by the Board of Directors shall be final, binding, and conclusive on each Participant.

          (h) "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, awarded under the Plan.

          (i) "Non-Qualified Stock Option" means a stock option awarded under the Plan not qualifying as an Incentive Stock Option.

          (j) "Option" means a Non-Qualified Stock Option or an Incentive Stock Option.

          (k) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (l) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if (with respect to Incentive Stock Options, at the time of granting of the Option) each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (m) "Participant" means an individual who receives a Stock Incentive hereunder.

          (n) "Plan" means this stock incentive plan.

          (o) "Restricted Stock Award" means a restricted stock award under the Plan.

          (p) "Stock" means the Company's common stock, $.001 par value per share.

          (q) "Stock Appreciation Right" means a stock appreciation right awarded under the Plan.

          (r) "Stock Incentive Agreement" means an agreement between the Company and a recipient evidencing an award of a Stock Incentive.

          (s) "Stock Incentive" means an Incentive Stock Option, a Non-Qualified Stock Option, a Restricted Stock Award, and a Stock Appreciation Right.

          (t) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if (with respect to Incentive Stock Options, at the time of the granting of the Option) each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (u) "Termination of Employment" means the termination of the employee-employer relationship between a Participant and the Company (and its Parents and Subsidiaries), regardless of the fact that severance or similar payments are made to the Participant, for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

                       SECTION 2 THE STOCK INCENTIVE PLAN

     2.1 The Purpose of the Plan. The Plan is intended to provide an opportunity for directors, officers, key employees, and consultants of the Company to acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights to aid the Company in retaining and obtaining key personnel of outstanding ability.

     2.2 Stock Subject to the Plan.  Subject to  adjustment  in accordance  with
Section 4.2 hereof, 18,000,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock issued under the Plan may be either authorized and unissued Stock or Stock held in the treasury of the Company, as shall be determined by the Committee. If an Option or Stock Appreciation Right expires or terminates for any reason without being exercised in full, or shares of Stock issued under a Restricted Stock Award are transferred back to the Company pursuant to the restrictions thereon, the unpurchased shares subject to such Option or Stock Appreciation Right, or the shares transferred back to the Company shall again be available for purposes of the Plan.

     2.3 Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall have full authority in its discretion to determine the directors, officers, key employees, and consultants of the Company to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

     2.4 Eligibility and Limits. Stock Incentives may be granted only to directors, officers, key employees, and consultants of the Company or a corporation, or a parent or subsidiary corporation of such corporation, issuing or assuming a Stock Incentive in a transaction to which Code Section 424(a) applies; provided, however, that an Incentive Stock Option may only be granted to an employee of any such entity. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000.

                       SECTION 3 TERMS OF STOCK INCENTIVES

     3.1 Terms and Conditions of All Stock Incentives.


          (a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 hereof as to the total number of shares available for grants under the Plan.

          (b) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company and the Participant, which shall be in such form and contain such terms and conditions as the Committee in its discretion may, subject to the provisions of the Plan, from time to time determine.

          (c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

          (d) Notwithstanding any vesting provisions established pursuant to Sections 3.2, 3.3, or 3.4 of the Plan, the Committee may provide that any unexpired Option may be exercised upon a Change in Control or that any Stock Appreciation Right may become payable upon a Change in Control as to the full number of shares of Stock covered by the Option or Stock Appreciation Right without regard to the date of grant of the Option or Stock Appreciation Right or that any Restricted Stock Award which has not been previously forfeited shall be fully vested upon a Change in Control.

     3.2 Terms and Conditions of Options. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the date the Plan is adopted or approved by the Company's Board of Directors.

          (a) Option Price. Subject to adjustment in accordance with Section 4.2 hereof and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive

     Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Option price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Option price per share shall not be less than 110% of the Fair Market Value on the date the Option is granted.

          (b) Option Term. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

          (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made either: (i) in cash (including check acceptable to the Company, bank draft or money order); or (ii) if the Stock Incentive Agreement provides, by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; or (iii) by other consideration deemed acceptable by the Committee in its sole discretion. If a Participant delivers shares of Stock (including shares of restricted stock) already owned by the Participant in full or partial payment of the Exercise Price for any Option, the Committee may, in its sole discretion, authorize the grant of a new Option (a "Reload Option") for that number of shares equal to the number of already owned shares surrendered (including shares of restricted stock). The grant of a Reload Option will become effective upon the exercise of the underlying Option. The Exercise Price of the Reload Option shall be the Fair Market Value of a share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no later than the time when the underlying stock option being exercised could be last exercised. The Committee may also specify additional terms, conditions and restrictions for the Reload Option and the shares to be acquired upon the exercise thereof. In addition, the Stock Incentive Agreement may provide for cashless exercise through a brokerage transaction provided the Stock continues to be registered under Section 12 of the Securities Exchange Act of 1934. Except as provided in subparagraph (g) below, payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

          (d) Conditions to Exercise of an Option. Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part.

          (e) Nontransferability of Options.  Except as provided in subparagraph
     (g) below, an Incentive Stock Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.

          (f) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one year shall be substituted for such three (3) month period. For purposes of this subparagraph (f), Termination of Employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (g) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3 Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of (1) the Fair Market Value of a specified number of shares of the Stock at the time of exercise over (2) a specified price which shall be not less than the Option exercise price for that number of shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right not less than one hundred percent (100%) of the Fair Market Value of that number of shares of Stock at the time the Stock Appreciation Right was granted. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

          (a) Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

          (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.

          (c) Nontransferability of Stock Appreciation Right. A Stock Appreciation Right shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.

     3.4 Terms and Conditions of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to restrictions for periods determined by the Committee. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

                          SECTION 4 GENERAL PROVISIONS

     4.1 Withholding. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Restricted Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Restricted Stock Award. A Participant shall pay the withholding tax in cash.

     4.2 Changes in Capitalization; Merger; Liquidation.

          (a) The number of shares of Stock reserved for the grant of Options, Stock Appreciation Rights and Restricted Stock Awards and the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, upon the exercise or payment of each Stock Appreciation Right, and upon vesting of each outstanding Restricted Stock Award, and the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Stock Incentive pertains shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) The Company currently has a right to repurchase all or any portion of 75,000,000 shares of its Stock. Such right expires on October 23, 2002. If at any time prior to October 31, 2002 the Company exercises its right to repurchase, appropriate proportional adjustment shall be made in the number of shares of Stock (i) subject to outstanding Stock Incentives, and (ii) reserved for issuance under the Plan. Any such adjustment shall be determined by the Board of Directors in its sole and absolute discretion after taking into account the effect of issuance of any securities by the Company to facilitate exercise of such repurchase right.

          (c) If the Company shall not be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares or similar reorganization, an appropriate adjustment shall be made in each Stock Incentive Agreement such that the Participant shall be entitled to purchase or receive, as the case may be, at the same times and upon the same terms and conditions as are then provided in the Stock Incentive Agreement, the number and class of securities to which a holder of the number of shares of Stock subject to the Stock Incentive Agreement at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Stock Appreciation Right pertains. In the event of any such changes in capitalization of the Company, the Committee may make such additional adjustments in the number and class of shares of Stock or other securities with respect to which outstanding Options are exercisable or Stock Appreciation Rights are exercisable or payable or Restricted Stock Awards have been granted and with respect to which future Stock Incentives may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of Section 4.7 hereof. Any adjustment pursuant to this Section 4.2 may provide, in the Committee's discretion, for the elimination of any fractional shares that might otherwise become subject to any Stock Incentive without payment therefor.

          (d) Except as the Committee may otherwise determine, in the event of a Change in Control, provision shall be made to cause each outstanding Option and Stock Appreciation Right to become exercisable prior to a Change in Control and to terminate upon the consummation of any Change in Control.

          (e) Except as expressly provided in this Section 4.2, the holder of an Option or Stock Appreciation Right shall have no rights by reason of any subdivision or combination of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of Stock of any class or by reason of any Change in Control or distribution to the Company's stockholders of assets or stock of another corporation. Except as expressly provided herein and except for any distributions or adjustments made with respect to shares of Stock issued under the Plan in connection with a distribution or adjustment made with respect to all other outstanding shares of Stock, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to any Stock Incentive. The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     4.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     4.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

     4.5 Right to Terminate Employment. Nothing in the Plan or in any Stock Incentive shall confer upon any Participant the right to continue as an employee of the Company or any of its Parents or Subsidiaries or affect the right of the Company or any of its Parents or Subsidiaries to terminate the Participant's employment at any time.

     4.6 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase of delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may endorse on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     4.7 Termination and Amendment of the Plan. The Plan may be terminated, modified or amended by the Board of Directors of the Company; provided, however, that no such termination, modification or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of a Participant under such Stock Incentive.

     4.8 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder shall be void.

     4.9 Effective Date of Plan. The Plan shall become effective on December 19, 2001, the date of its adoption by the Board of Directors, subject to approval by the Company's stockholders.

                                EMERGISOFT HOLDING, INC.



                                By:    /s/ Dan Witte
                                       ----------------------------------------
                                Name:  Dan Witte
                                Title: Chairman of the Board, President
                                       and Chief Executive Officer



Attest:


Joe S. Eppes
----------------------
Secretary

                                    EXHIBIT B

                  2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                       OF
                            EMERGISOFT HOLDING, INC.

Section 1.  Purpose of the Plan

     This 2001 Non-Employee Director Stock Option Plan of Emergisoft Holding, Inc. is intended as an incentive to retain as independent directors on the Board of Directors of the Company, persons of training, experience and ability, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company.

Section 2.  Definitions.

     As used herein, the following terms shall have the meanings indicated:

     (a)  "Award" shall mean the grant of an Option under this Plan.

     (b)  "Board" shall mean the Board of Directors of the Company.

     (c) "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

     (d)  "Company" shall mean Emergisoft Holding, Inc., a Nevada corporation.

     (e) "Date of Grant" shall mean the date on which an Award is granted to an Eligible Person pursuant to Section 6(c) or Section 6(d) hereof.

     (f)  "Director" shall mean a member of the Board.

     (g) "Eligible Person(s)" shall mean those persons who are Directors of the Company and are not Employees, regardless of any affiliation of the Director with any major shareholder of the Company.

     (h) "Employee(s)" shall mean those persons who are full-time employees and/or officers of the Company or who are full-time employees of any Subsidiary.

     (i) "ERISA" shall mean the Employee Retirement Income Security Act, as amended.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) "Fair Market Value" of a Share on a particular date shall be the closing price of Common Stock, which shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation,
          (ii) if the Common Stock is quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for the trading day of the Common Stock on such system prior to the Date of Grant, or (iii) if neither clause (i) nor clause (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Board.

     (l) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

     (m) "Nonqualified Stock Option" shall mean a stock option that is not an incentive stock option as defined in Section 422A of the Internal Revenue Code.

     (n) "Option" (when capitalized) shall mean any stock option granted under this Plan.

     (o) "Optionee" shall mean a person to whom an Award is granted under this Plan or any successor to the rights of such person under this Plan by reason of the death of such person.

     (p) "Plan" shall mean this 2001 Non-Employee Director Stock Option Plan of Emergisoft Holding, Inc..

     (q)  "Share(s)" shall mean a share or shares of the Common Stock.

     (r) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 3.  Total Aggregate Shares.

     Subject to adjustments provided in Section 13 hereof, a total of 2,500,000 Shares shall be subject to the Plan. The Shares subject to the Plan shall consist of unissued Shares or previously issued Shares reacquired and held by the Company, or any Subsidiary, and such number of Shares shall be and hereby is reserved for sale for such purpose. Any of such Shares that may remain unsold and that are not subject to outstanding Awards at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full, the Shares theretofore subject to such Award may again be the subject of an Award under the Plan.

Section 4.  Rule 16b-3 Plan and Shareholder Approval.

     The Company intends for this Plan to comply with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act. Accordingly, this Plan and any Awards shall terminate and become null and void unless this Plan is approved at or before the next annual meeting of Stockholders of the Company by stockholders of the Company owning a majority of the issued and outstanding shares of Common Stock represented at such annual meeting.

Section 5.  Type of Options.

     An Option granted hereunder shall be a Nonqualified Stock Option.

Section 6.  Automatic Grant of Awards.

          (a) Awards shall be granted only to Eligible Persons. Each Award shall be evidenced by an award agreement, which shall contain terms that are not inconsistent with this Plan or applicable laws.

          (b) The Awards granted to Directors under this Plan shall be in addition to regular director's fees or other benefits with respect to the Director's position with the Company or its Subsidiaries. Neither the Plan nor any Awards granted under the Plan shall confer upon any person any right to continue to serve as a Director.

          (c) Subject to adjustments provided in Section 13 hereof, each Eligible Person serving as a Director on January 1 of each year, beginning January 1, 2002, shall automatically be granted an Option to purchase 50,000 Shares on the first day of January of such year.

          (d) Subject to adjustments provided in Section 13 hereof, each Eligible Person who is first elected or appointed to the Board on or after January 1, 2002, shall automatically be granted an Option to purchase 250,000 Shares upon the date of such election or appointment.

          (e) Except for the automatic grants of Awards under subsections (c) and (d) of this Section 6, no Awards shall otherwise be granted hereunder, and the Board shall not have any discretion with respect to the grant of Awards within the meaning of Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

Section 7.  Exercise Price or Purchase Price.

          (a) The exercise price of each Share placed under an Option pursuant to this Plan shall be the Fair Market Value of such Share on the Date of Grant.

Section 8.  Vesting Schedule.

          (a) Shares subject to an Option shall vest in accordance with Sections 8(b) or 8(c), as applicable, Section 8(d) and Section 8(e) hereof.

          (b) Option Shares subject to an Award granted under Section 6(c) hereof shall vest one year from the Date of Grant.

          (c) Option Shares subject to an Award granted under Section 6(d) hereof shall vest 20% of the total number of Shares (as adjusted pursuant to Section 13) one year from the Date of Grant and 20% on each January 1 thereafter.

          (d) Notwithstanding the foregoing, Shares subject to an Option shall vest as to all Shares then subject to the Option upon the occurrence of any of the following events:

               (l) a transaction (or series of transactions occurring within a 60-day period or pursuant to a plan approved by the Board or stockholders of the Company) occurs that has the result that stockholders of the Company immediately before such transaction cease to own directly or indirectly at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

               (2) all or substantially all of the assets of the Company shall be sold or otherwise disposed of except that an Option shall not vest as to all Shares then subject to such Option if after such sale or disposition (i) the stockholders of the Company immediately prior to such transaction continue to own at least 51% of the voting stock of the entities that acquired 50% or more in value of the assets of the Company so sold or conveyed, and (ii) the acquiring entity agrees to assume the obligations of the Company under this Agreement; or

               (3)  the   occurrence  of  a  merger,   consolidation   or  other
          reorganization of the Company under the terms of which the surviving entity does not assume the obligations of the Company under this Agreement.

          (e) In the event of a change in control of the Company (as hereafter defined), all Options then outstanding shall be exercisable immediately. As used herein, the term "change in control of the Company" shall be deemed to have occurred if: (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of twelve (12) months, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new Director was approved by a vote of at least a majority of the Directors then still in office who were Directors at the beginning of the period; or (iii) a person (as defined in clause (i) above) acquires (or, during the twelve-month period ending on the date of the most recent acquisition by such person or group of persons, has acquired) gross assets of the Company that have an aggregate fair market value greater than or equal to fifty percent (50%) of the fair market value of all of the gross assets of the Company immediately prior to such acquisition or acquisitions.

Section 9.  Exercise of Options.

          (a) An Option shall not be exercisable prior to the vesting of such Option. After the year anniversary of the Date of Grant of an Option, such Option may be exercised at any time and from time to time during the term of such Option, in whole or in part, with respect to Shares which have vested in accordance with Section 8 hereof.

          (b) Options may be exercised (i) during the Optionee's lifetime, solely by the Optionee, or (ii) after Optionee's death, by the personal representative of the Optionee's estate or the person or persons entitled thereto under his will or under the laws of descent and distribution.

          (c) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise delivered to the Company in accordance with the notice provisions of the applicable award agreement,
     (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been tendered to the Company, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with the applicable federal or state income tax withholding requirements.

          (d) The exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check (if approved by the Board), or, at the option of the Optionee, in Common Stock theretofore owned by such Optionee for a period of six (6) months (or by a combination of the above). For purposes of determining the amount, if any, of the exercise price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the Date of Exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company.

          (e) The Optionee shall not be, nor have any of the rights or privileges of, a shareholder of the Company with respect to any Shares purchasable upon the exercise of any part of an Option unless and until certificates representing such Shares shall have been issued by the Company to the Optionee.

Section 10  Termination of Option Period.

          (a) The unexercised portion of an Option shall automatically and without notice terminate and become null and void and be forfeited upon the earliest to occur of the following:

               (1) if the Optionee's position as a Director of the Company terminates, other than by reason of such Optionee's death, thirty (30) days after the date that the Optionee's position as a Director of the Company terminates;

               (2) one (1) year after the death of Optionee; or

               (3) ten (10) years after the Date of Grant of such Option.

          (b) The Board of Directors of the Company in its sole discretion may, by giving written notice to an Optionee ("Cancellation Notice"), cancel, effective upon the date of the consummation of any corporate transaction described in Section 8(d) hereof, any portion of any Option that remains unexercised on such date. Such cancellation notice shall be given to Optionee at least ten (10) days prior to the date of cancellation.

Section 11. Terms of Option.

     Each Option granted under this Plan shall have a term of ten (10) years from the Date of Grant of such Option.

Section 12.  Assignability of Awards.

     No Award shall be assignable or otherwise transferable except by will, or the laws of descent and distribution.

Section 13.  Adjustments.

          (a) If at any time there shall be an increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then appropriate proportional adjustment shall be made in the number of Shares (and, with respect to Options, the exercise price per Share) (i) subject to outstanding Options, (ii) reserved under the Plan, and (iii) granted as subsequent Awards.

          (b) The Company currently has a right to repurchase all or any portion of 75,000,000 shares of its Common Stock. Such right will expire on October 23, 2002. If at any time prior to the expiration of such repurchase right the Company exercises such right, then appropriate proportional adjustment shall be made in the number of Shares (i) subject to outstanding Options,
     (ii) reserved under the Plan, and (iii) granted as subsequent Awards. Any such adjustment shall be determined by the Board of Directors in its sole and absolute discretion after taking into account the effect of issuance of any securities by the Company to facilitate exercise of the repurchase right.

          (c) In the event of a merger, consolidation or other reorganization of the Company under the terms of which the Company is not the surviving corporation, but the surviving corporation elects to assume an Award, each Optionee shall be entitled to receive, upon the exercise of such Option, with respect to each Share (i) the number of shares of stock of the surviving corporation (or equity interest in any other entity), and (ii) any other notes, evidences of indebtedness or other property, that the Optionee would have received in connection with such merger, consolidation or other reorganization had he exercised the Option with respect to such Shares immediately prior to such merger, consolidation or other reorganization.

          (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Awards granted under the Plan.

          (e) Without limiting the generality of the foregoing, the existence of outstanding Awards granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, (ii) any merger or consolidation of the Company, (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options, (iv) the dissolution or liquidation of the Company, (v) any sale, transfer or assignment of any or all or any part of the assets or business of the Company, or (vi) any other corporate act or proceeding whether of a similar character or otherwise.

Section 14.  Purchase for Investment.

     As a condition of any issuance of a stock certificate for Shares, the Board may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Plan or any law or regulation, including, but not limited to, the following:

          (a) a representation and warranty by the Optionee to the Company, at the time his Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (b) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

Section 15.  Effective Date and Termination of Plan.

     The Plan is effective as of December 19, 2001. The adoption of the Plan, however, is conditioned upon the approval by the holders of a majority of the Shares of Common Stock then outstanding pursuant to Section 4. The Plan shall terminate December 19, 2011, subject to early termination by the Board pursuant to Section 16 of the Plan.

Section 16.  Amendment, Modification, Suspension or Discontinuance of this Plan.

     For the purposes of complying with changes in the Code or ERISA, the Board may amend, modify, suspend or terminate the Plan at any time. For the purpose of meeting or addressing any other changes in legal requirements or any other purpose, the Board may amend, modify, suspend or terminate the Plan only once every six months. Subject to changes in law or other legal requirements, including any change in the provisions of Rule 16(b)-3 that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding, to (i) increase materially the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 13 of the Plan), (ii) increase materially the benefits accruing to an Optionee under the Plan, or (iii) modify materially the requirements as to eligibility for participation in the Plan.

Section 17.  Governmental Regulations.

     This Plan, and the granting of Awards and the exercise of Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Section 18.  Miscellaneous.

          (a) If any provision of this Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

          (b) This Plan shall be governed by the laws of the State of Texas.

          (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

          (d) Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.


                           EMERGISOFT HOLDING, INC.

                           By: /s/ Dan Witte
                           --------------------------------------------
                           Printed Name: Dan Witte
                           Title: Chairman of the Board, President and Chief Executive Officer